UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                   FORM 8-K/A
                                (AMENDMENT NO. 1)

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                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 7, 2006

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                        GOLDEN WEST FINANCIAL CORPORATION

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                          Commission file number 1-4629
           Incorporated Pursuant to the Laws of the State of Delaware
                   IRS Employer Identification No. 95-2080059
                 1901 Harrison Street, Oakland, California 94612
                                 (510) 446-3420

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On May 7, 2006, Golden West Financial Corporation ("Golden West") and Wachovia Corporation ("Wachovia") announced that they had entered into an Agreement and Plan of Merger, dated as of May 7, 2006 (the "Merger Agreement"), that provides, among other things, for Golden West to be merged with and into a wholly owned subsidiary of Wachovia (the "Merger"). On May 8, 2006, Golden West filed a Current Report on Form 8-K (the "Original Form 8-K") describing terms and conditions of the Merger Agreement. Golden West incorporates into this document the information contained in Item 1.01 of the Original Form 8-K, and hereby amends the Original Form 8-K to include a copy of the Merger Agreement, which is attached hereto as Exhibit 2.1.

         The description of the Merger Agreement contained in the Original Form 8-K and incorporated herein is qualified by the actual terms of the Merger Agreement, which is incorporated herein by reference.

         The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about Golden West or Wachovia. The Merger Agreement contains representations and warranties each of Golden West and Wachovia made solely for the benefit of the other. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with signing the Merger Agreement. The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between Golden West and Wachovia. Accordingly, you should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts about Golden West or Wachovia.

ITEM 7.01.        REGULATION FD DISCLOSURE.

         Golden West incorporates into this document the information contained in Item 7.01 of the Original Form 8-K.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

2.1 Agreement and Plan of Merger, dated as of May 7, 2006, among Golden West Financial Corporation, Wachovia Corporation and Burr Financial Corporation*
99.1 Press Release, dated May 7, 2006, Announcing Execution of Merger Agreement (incorporated by reference to Exhibit 99.1 of Item 9.01 of the Original Form 8-K, filed on May 8, 2006)
99.2 Merger Presentation Materials (solely furnished and not filed for purposes of Item 7.01) (incorporated by reference to Exhibit 99.2 of
          Item 9.01 of the Original Form 8-K, filed on May 8, 2006).

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* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of
Regulation S-K. Golden West hereby undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.
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                                      * * *

FORWARD-LOOKING STATEMENTS AND OTHER IMPORTANT INFORMATION

         This Current Report on Form 8-K (including information included or incorporated by reference herein), and the Merger Agreement may contain, among other things, certain forward-looking statements, with respect to each of Wachovia, Golden West and the combined company following the Merger, as well as the goals, plans, objectives, intentions, expectations, financial condition, results of operations, future performance and business of Wachovia or Golden West, including, without limitation, (i) statements relating to the benefits of the Merger, including future financial and operating results, cost savings, enhanced revenues and the accretion/dilution to reported earnings that may be realized from the Merger, (ii) statements regarding certain of Wachovia's and/or Golden West's goals and expectations with respect to earnings, earnings per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (iii) statements preceded by, followed by or that include the words "may", "could", "should", "would", "believe", "anticipate", "estimate", "expect", "intend", "plan", "projects", "outlook" or similar expressions. These statements are based upon the current beliefs and expectations of Wachovia's and/or Golden West's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond Wachovia's and Golden West's control).

          The following factors, among others, could cause Wachovia's or Golden West's financial performance to differ materially from that expressed in such forward-looking statements: (1) the risk that the businesses of Wachovia and/or Golden West in connection with the Merger will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected;
(2) expected revenue synergies and cost savings from the Merger may not be fully realized or realized within the expected time frame; (3) revenues following the Merger may be lower than expected; (4) deposit attrition, operating costs, customer loss and business disruption following the Merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) the ability to obtain governmental approvals of the Merger on the proposed terms or schedule; (6) the failure of Wachovia's or Golden West's shareholders to approve the Merger; (7) the strength of the United States economy in general and the strength of the local economies in which Wachovia and/or Golden West conducts operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on Wachovia's and/or Golden West's loan production, loan portfolio and allowance for loan losses; (8) the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; (9) inflation, interest rate, market and monetary fluctuations;
(10) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions); (11) the timely development of competitive new products and services by Wachovia or Golden West and the acceptance of these products and services by new and existing customers;
(12) the willingness of customers to accept third party products marketed by Wachovia or Golden West; (13) the willingness of customers to substitute competitors' products and services for Wachovia's or Golden West's products and services and vice versa; (14) the impact of changes in financial services' laws and regulations (including laws concerning taxes, banking, securities and insurance); (15) technological changes; (16) changes in consumer spending and saving habits; (17) the effect of corporate restructurings, acquisitions and/or dispositions, including, without limitation, the Merger (and any required divestitures related thereto), and the actual restructuring and other expenses related thereto, and the failure to achieve the expected revenue growth and/or expense savings from such corporate restructurings, acquisitions and/or dispositions; (18) unanticipated regulatory or judicial proceedings or rulings;
(19) the impact of
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changes in accounting principles; (20) adverse changes in financial performance and/or condition of Wachovia's and/or Golden West's borrowers which could impact repayment of such borrowers' outstanding loans; (21) the impact on Wachovia's and/or Golden West's businesses, as well as on the risks set forth above, of various domestic or international military or terrorist activities or conflicts; and (22) Wachovia's and/or Golden West's success at managing the risks involved in the foregoing.

         Golden West cautions that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning Golden West, Wachovia, the Merger or other matters and attributable to Golden West or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Golden West does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this Current Report on Form 8-K.

IMPORTANT ADDITIONAL INFORMATION FILED WITH THE SEC

         The proposed Merger will be submitted to Wachovia's and Golden West's shareholders for their consideration. Wachovia will file a registration statement on Form S-4, which will include a joint proxy statement/prospectus, and Golden West will file the joint proxy statement, and each of Wachovia and Golden West may file other relevant documents concerning the proposed Merger with the SEC. Shareholders are urged to read the registration statement and the joint proxy statement/prospectus regarding the proposed Merger when they become available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about Wachovia and Golden West, at the SEC's website (http://www.sec.gov). You will also be able to obtain these documents, free of charge, at Wachovia's website (http://www.wachovia.com) under the tab "Inside Wachovia - Investor Relations" and then under the heading "Financial Reports - SEC Filings" or at Golden West's website at www.worldsavings.com under the tab "About Us", then under the link "Golden West" and then under the heading "SEC Documents". Copies of the joint proxy statement/prospectus and the SEC filings that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, free of charge, by directing a request to Wachovia Corporation, Investor Relations, One Wachovia Center, 301 South College Street, Charlotte, NC 28288-0206, (704) 374-6782; or to Golden West, Investor Relations Department, 1901 Harrison Street, Oakland, CA 94612, (510) 446-3420.
         Wachovia and Golden West and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Wachovia and/or Golden West in connection with the proposed Merger. Information about the directors and executive officers of Wachovia is set forth in the proxy statement for Wachovia's 2006 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 13, 2006. Information about the directors and executive officers of Golden West is set forth in the proxy statement for Golden West's 2006 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 10, 2006. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed Merger when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: May 11, 2006                     GOLDEN WEST FINANCIAL CORPORATION


                                        By: /s/  Michael Roster
                                        ----------------------------------------
                                        Name:    Michael Roster
                                        Title:   Executive Vice President,
                                                 Secretary and General Counsel